SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 8, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                  001-16533             63-1261433
  (State of Incorporation)    (Commission File No.)   (IRS Employer I.D. No.)


      100 Brookwood Place, Birmingham, Alabama                    35209
      (Address of Principal Executive Office )                  (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION

On November 8, 2006 we filed a press release reporting the results of our operations for the quarter and nine months ended September 30, 2006.

Item 9.01     Financial Statements and Exhibits

                    99.1 Press release reporting results of our operations for the quarter and nine months ended September 30, 2006, issued on November 8, 2006.

The information we are furnishing under Items 2.02 and 9.01 of this Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 8, 2006

                                    PROASSURANCE CORPORATION





                                    By:  /s/ Edward L. Rand, Jr.
                                    --------------------------------------------
                                             Edward L. Rand, Jr.
                                             Chief Financial Officer

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